UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 16, 2004

New Commerce BanCorp

(Exact Name of Registrant As Specified In Its Charter)

South Carolina

(State or Other Jurisdiction of Incorporation)

000-26061	58-2403844
(Commission File Number)	(I.R.S. Employer Identification No.)

501 New Commerce Court, Greenville, South Carolina	29607
(Address of Principal Executive Offices)	(Zip Code)

(864) 297-6333

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Merger Agreement

On December 16, 2004, New Commerce BanCorp, a South Carolina corporation (“New Commerce”) and SCBT Financial Corporation, a South Carolina corporation (“SCBT”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), under which New Commerce will be merged with and into SCBT, with SCBT continuing after the merger as the surviving corporation.

Under the Merger Agreement, shareholders of New Commerce will receive $18.00 per share of New Commerce common stock.  Holders of New Commerce stock options and warrants will receive a cash payment equal to the spread between $18.00 per share and the exercise price per share of New Commerce stock covered by the option or warrants.

The boards of directors of both New Commerce and SCBT have approved the Merger Agreement, and the Merger Agreement and the transactions contemplated by the Merger Agreement are subject to the approval of the shareholders of New Commerce, regulatory approvals, and other customary closing conditions.  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is set forth below as Exhibit 2.1 hereto and is incorporated herein by reference.

Affiliate Employment and Consulting Relationships

In connection with the execution of Merger Agreement, Frank W. Wingate, president and chief executive officer of New Commerce, and SCBT entered into an employment agreement (the “Employment Agreement”).  Upon the effective time of the merger, Mr. Wingate will serve as Senior Vice President and Area Executive of South Carolina Bank and Trust, N.A., a wholly-owned subsidiary of SCBT.  The Employment Agreement is for a term of three years and Mr. Wingate will receive an annual base salary of $160,000.  In addition and subject to certain exceptions, Mr. Wingate has agreed not to compete with SCBT in Greenville County during the term of the Employment Agreement and for a period of one year thereafter.

In connection with the execution of Merger Agreement, Lamar Simpson, the chief financial officer of New Commerce, and SCBT entered into a consulting agreement.  Upon the effective time of the merger, Mr. Simpson will provide consulting services to SCBT for a period of 90 days.  Mr. Simpson will receive $11,000 per month for his services.

In connection with the execution of the Merger Agreement, Mr. Simpson also entered into an agreement with New Commerce regarding the payment of a bonus to Mr. Simpson (the “Bonus Agreement”).  Under the Bonus Agreement, New Commerce agreed to pay Mr. Simpson a bonus of $75,000 in lieu of his regular bonus under the New Commerce bonus plan in calendar year 2004.  The foregoing description of the Bonus Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Bonus Agreement, which is set forth below as Exhibit 10.1 hereto and is incorporated herein by reference.

Shareholder Lockup

In connection with the execution of the Merger Agreement, all of the directors of New Commerce in their capacity as shareholders entered into shareholder support agreements with New Commerce and SCBT (the “Shareholder Support Agreements”).  Under the Shareholder Support Agreements, each such shareholder granted SCBT an irrevocable proxy to vote all of his New Commerce shares (a) in favor of the Merger Agreement, and (b) against any other business combination involving New Commerce and a third party.  Each such shareholder also agreed not to dispose of any of his New Commerce shares until the effective time of the merger or the termination of the Merger Agreement.

Non-Competition Agreements

In connection with the execution of the Merger Agreement, each of the directors of New Commerce entered into a non-competition agreement with SCBT.  The directors will not receive compensation (other than the merger consideration) in connection with executing the non-competition agreements.  Under the non-competition agreements, each New Commerce director agrees, on his behalf or on behalf of others, not to:

(1)            for a period of two years beginning on the date the merger is closed, disclose any confidential information regarding SCBT;

(2)            for a period of two years beginning on the date the merger is closed, solicit, recruit or encourage to leave certain persons, who at the time of the solicitation, recruitment or encouragement are employed by SCBT or by any entity affiliated with SCBT;

(3)            for a period of two years beginning on the date the merger is closed, solicit or attempt to solicit any customers, for the purpose of providing any business activities similar to those conducted by SCBT, with whom such director had material contact with during his service to New Commerce as a director; and

(4)            for a period of one year beginning on the date the merger is closed, prepare, apply to commence, engage or participate in any activity that competes with the business of the SCBT (or the business of any entity affiliated with SCBT) in Greenville County and Spartanburg County, South Carolina.

Mr. Simpson entered into a similar non-competition agreement except that the geographic restriction was limited to Greenville County.

ITEM 7.01  REGULATION FD DISCLOSURE

Proxy Statement

New Commerce intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the proposed merger of New Commerce with and into SCBT.  INVESTORS AND SECURITY HOLDERS OF NEW COMMERCE ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT NEW COMMERCE AND SCBT AND THE MERGER.  The proxy statement and other relevant materials (when they become available), and any other documents filed by New Commerce or SCBT with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by New Commerce by directing a written request to: New Commerce BanCorp, 501 New Commerce Court, Greenville, South Carolina, 29607, Attention:  Lamar Simpson, Chief Financial Officer.  Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

New Commerce and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of New Commerce in connection with the merger.  Information about those executive officers and directors and their ownership of New Commerce’s common stock is set forth in the New Commerce Form 10-KSB for the year ended December 31, 2003, which was filed with the SEC on March 25, 2004, and the proxy statement for the New Commerce 2004 Annual Meeting of Shareholders, which was filed with the SEC on March 25, 2004.  Investors and security holders may obtain additional information regarding the direct and indirect interests of New Commerce executive officers and directors in the merger by reading the proxy statement regarding the merger when it becomes available.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

2.1	Agreement and Plan of Merger by and among New Commerce and SCBT Financial Corporation.

10.1	Agreement between New Commerce Bancorp and Lamar Simpson dated December 16, 2004.

99.1	Press Release dated December 17, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW COMMERCE BANCORP

By:	/s/ R. Lamar Simpson
Name:	R. Lamar Simpson
Title:	Chief Financial Officer and Senior Vice President

Dated: December 20, 2004